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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): November 4, 1996





                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



           Maryland                    1-11706                52-1796339
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File No.)             Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500


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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

a.       Historical Financial Statements

         Attached hereto as Exhibit 99.1 are historical summaries of operating revenue and expenses for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report for the following properties: Search Plaza and Quorum North; Rio Robles Technology Center; and South Coast Executive Centre. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties, individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually by project or in the aggregate, are significant.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

         Attached hereto as Exhibit 99.1 are the following financial statements:

         (i) Historical summaries of Operating Revenue and Expenses for Search Plaza and Quorum North for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report;

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         (ii)  Historical  summaries of  Operating  Revenue and Expenses for Rio
         Robles Technology Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report; and

         (iii) Historical summaries of Operating Revenue and Expenses for South Coast Executive Centre for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.


         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  99.1              Financial Statements

                  (i) Historical summaries of Operating Revenue and Expenses for Search Plaza and Quorum North for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report;

                  (ii) Historical summaries of Operating Revenue and Expenses for Rio Robles Technology Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report; and

                  (iii) Historical summaries of Operating Revenue and Expenses for South Coast Executive Centre for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

ITEM 8.           Change in Fiscal Year.

                  Not applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  November 4, 1996



                                    CARRAMERICA REALTY CORPORATION



                                    By:  /s/ Brian K. Fields
                                         --------------------------
                                         Brian K. Fields
                                         Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit
Number
------

99.1              Financial Statements

(i) Historical summaries of Operating Revenue and Expenses for Search Plaza and Quorum North for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report;

(ii) Historical summaries of Operating Revenue and Expenses for Rio Robles Technology Center for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report; and

(iii) Historical summaries of Operating Revenue and Expenses for South Coast Executive Centre for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.